Commitments and Contingencies - Summary of Future Minimum Lease Payments Required under Operating Leases that Have Initial or Remaining Non-Cancelable Lease Terms in Excess of One Year (Detail) - USD ($)
$ in Thousands
	Mar. 31, 2015	Dec. 31, 2014
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015 (remaining nine months)	$ 277
2015	104	$ 399
2016	5	103
2017		5
Total	$ 386	$ 507